UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
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☐	Soliciting Material Pursuant to Section 240.14a-12

WORTHINGTON INDUSTRIES, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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*** Exercise Your Right to Vote ***  Important Notice Regarding the Availability of Proxy Materials for the  Shareholder Meeting to Be Held on September 23, 2020.  Meeting Information  WORTHINGTON INDUSTRIES, INC.  Meeting Type: Annual Meeting  For holders as of: July 31, 2020  Date: September 23, 2020 Time: 3:00 P.M., EDT  Location:  Meeting live via the Internet - please visit  www.virtualshareholdermeeting.com/WOR2020.  The Company will be hosting the meeting live via the Internet  this year. To attend the meeting via the Internet, please visit  www.virtualshareholdermeeting.com/WOR2020 and be sure to have  the information that is printed in the box marked by the arrow  (located on the reverse side).   .  XXXX XXXX XXXX XXXX  WORTHINGTON INDUSTRIES, INC.  ATTN: INVESTOR RELATIONS  200 OLD WILSON BRIDGE ROAD  COLUMBUS, OH 43085  You are receiving this communication because you hold common  shares of the Company named above.  This is not a ballot. You cannot use this notice to vote these  common shares. This communication presents only an overview  of the more complete proxy materials that are available to you  on the Internet or by mail. You may view the proxy materials  online at www.proxyvote.com or easily request a paper copy (see reverse side).  We encourage you to access and review all of the important  information contained in the proxy materials before voting.  D21889-P42807  See the reverse side of this notice to obtain  proxy materials and voting instructions.    Before You Vote  How to Access the Proxy Materials  Proxy Materials Available to VIEW or RECEIVE:  Notice of Annual Meeting of Shareholders Proxy Statement Company's 2020 Annual Report to Shareholders  How to View Online:  Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.  How to Request and Receive a PAPER or E-MAIL Copy:  If you want to receive a paper or e-mail copy of these proxy materials, including a proxy card, you MUST request  one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:      1) BY INTERNET: www.proxyvote.com   2) BY TELEPHONE: 1-800-579-1639   3) BY E-MAIL*: sendmaterial@proxyvote.com  * If requesting proxy materials by e-mail, please send a blank e-mail with the information that is printed in the box  marked by the arrow (located on the following page) in the subject line.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX  Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment  advisor. Please make the request as instructed above on or before September 9, 2020 to facilitate timely delivery.  How To Vote  D21890-P42807  Please Choose One of the Following Voting Methods  Vote By Internet:   Before The Date of the Meeting:  Go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow  (located on the following page) available and follow the instructions.   During The Meeting:  Go to www.virtualshareholdermeeting.com/WOR2020. Have the information that is printed in the box marked by the arrow (located on the following page) available and follow the instructions.  Vote By Mail: You can vote by mail by requesting a paper copy of the proxy materials, which will include a proxy card.  .  XXXX XXXX XXXX XXXX  .  XXXX XXXX XXXX XXXX    The Board of Directors recommends that you vote FOR each of  the listed nominees for election as a director, and FOR Proposals  2, 3 and 4.  1. Election of four directors, each to serve for a term of three  years to expire at the 2023 Annual Meeting of Shareholders:   Nominees:   01) Michael J. Endres   02) Ozey K. Horton, Jr.   03) Peter Karmanos, Jr.   04) Carl A. Nelson, Jr.  2. Approval of advisory resolution on executive compensation.  3. Approval of the Third Amendment to the Worthington Industries, Inc. 2010 Stock Option Plan to Extend the Time During Which  Stock Options May be Granted.  4. Ratification of selection of KPMG LLP as the independent registered public accounting firm of the Company for the fiscal year ending  May 31, 2021.  NOTE: In their discretion, the proxies will be authorized to vote on such other business as may properly come before the Annual Meeting.  D21891-P42807    D21892-P42807